THIRD AMENDMENT TO
                                 LOAN AGREEMENT


        THIS THIRD AMENDMENT TO LOAN AGREEMENT dated as of September 1, 1998 (this "Amendment"), is between WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").


                                   WITNESSETH:

        WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of September 1, 1996, as amended by a First Amendment thereto dated March 1, 1997 and a Second Amendment thereto dated September 1, 1997 (collectively, the "Agreement"); and

        WHEREAS, the Borrower and the Bank desire to amend the Agreement as more fully described herein.

        NOW,  THEREFORE,  in  consideration  of the  premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

        2. AMENDMENTS TO THE AGREEMENT.

            2.1 Amendment to the first  "WHEREAS"  clause of the Agreement.  The
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first "WHEREAS"  clause of the Agreement is hereby amended as of the date hereof by deleting it in its entirety and replacing it with the following:

         "WHEREAS, the Borrower desires to borrow from LaSalle up to the sum of FORTY MILLION DOLLARS ($40,000,000) in order to support the Borrower's working capital needs;"

            2.2  Amendment  to  Section  I of the  Agreement.  Section  1 of the
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Agreement is hereby amended as of the date hereof by deleting the figure "THIRTY
MILLION DOLLARS ($30,000,000)" and substituting therefor the figure "FORTY MILLION DOLLARS ($40,000,000)".

            2.3  Amendment  to  Section  3 of the  Agreement.  Section  3 of the
                 -------------------------------------------   ----------
Agreement is hereby amended as of the date hereof by deleting the figure "THIRTY MILLION DOLLARS ($30,000,000)" and substituting therefor the figure "FORTY MILLION DOLLARS ($40,000,000)".

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            2.4 Amendment to Section 3(a) of the Agreement.  Section 3(a) of the
                ------------------------------------------   ------------
Agreement is hereby amended as of the date hereof by deleting it in its entirety and replacing it with the following:

          "(a) Interest on amounts outstanding under the Note shall be payable quarterly, in arrears, commencing on December 1, 1998 and continuing on the first day of each March, June, September and December thereafter. A final payment of all outstanding amounts due under the Note including, but not limited to principal, interest and any amounts owing under Subsection 10(m) of this Agreement, if not payable earlier, shall be due and payable on September 1, 1999. The amounts outstanding under the Note from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's option, to either (a) the London Inter-Bank Offered Rate ("LIBOR") plus 125 basis points, or (b) the Prime Rate (whichever rate is so selected, the "Interest Rate")."

            2.5 Amendment to Section 7(b) of the Agreement.  Section 7(b) of the
                ------------------------------------------   ------------
Agreement is hereby amended as of the date hereof by deleting subsections (d) and (e) and replacing them with the following:

                   " (d) maintain such capital as is necessary to cause the Borrower to be classified as an "adequately capitalized" institution in accordance with the regulations of the Federal Reserve Bank, currently measured on the basis of information filed by Borrower in its quarterly Consolidated Report of Income and Condition (the "Call Report") as follows:

                        (i) Total Capital to Risk-Weighted Assets of not less than 8 %;

                        (ii) Tier I Capital to Risk-Weighted Assets of not less than 4%; and

                        (iii) Tier I Capital to average Total Assets of not less than 4% (For the purposes of this subsection (d)(iii), the average Total Assets shall be determined on the basis of information contained in the preceding four
                                    (4) Call Reports);

                  (e) cause the Borrower, on a consolidated basis, to maintain tangible equity capital of no less than $60,000,000. For the purposes of this Section 7(e), "tangible equity capital" shall mean the sum of the common stock, surplus and retained earning accounts of the Borrower, reduced by the amount of any goodwill;"

3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

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            3.1  Authorization.  The Borrower is duly  authorized to execute and
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deliver this Amendment and is and will continue to be duly  authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

            3.2 No Conflicts.  The execution and delivery of this  Amendment and
                ------------
the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

            3.3 Validity and Binding Effect.  The Agreement,  as amended hereby,
                ---------------------------
is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            3.4 No Default.  As of the date  hereof,  no Event of Default  under
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Section 9 of the Agreement,  as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

            3.5  Warranties.  As of the date  hereof,  the  representations  and
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warranties  in Section 5 of the Agreement are true and correct as though made on
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such date,  except  for such  changes as are  specifically  permitted  under the
Agreement.

            3.6 Year 2000. The Borrower and its  Subsidiaries  have reviewed the
                ---------
areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Borrower believes that the Year 2000 Problem will not have a material adverse effect on the Borrower.

        4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

                (a)     This Amendment duly executed by the Borrower;

                (b) A Replacement Revolving Note in the form attached hereto as Exhibit A-3, duly executed by the Borrower; and
                           -----------

                (c)     Such  other   documents  and  instruments  as  the  Bank
                        reasonably requests.

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        5. GENERAL.

            5.1 Law. This  Amendment  shall be construed in accordance  with and
                ---
governed by the laws of the State of Illinois.

            5.2  Successors.  This Amendment  shall be binding upon the Borrower
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and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

            5.3  Confirmation of the Agreement.  Except as amended  hereby,  the
                 -----------------------------
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


LASALLE NATIONAL BANK                   WINTRUST FINANCIAL
                                        CORPORATION


By:                                     By:
Its:                                    Its:

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                                   Exhibit A-3

                           REPLACEMENT REVOLVING NOTE

$40,000,000                                             Dated: September 1, 1998

                  FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE NATIONAL BANK, a national banking association (the "Bank") the lesser of the principal sum of FORTY MILLION DOLLARS ($40,000,000), or the aggregate unpaid principal amount outstanding under the Loan Agreement dated September 1, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than September 1, 1999.

         This Note shall be available for direct advances.

         Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or. at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

         This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

         The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank's records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.

         This Note is in replacement and substitution of, but not repayment for, a Revolving Note of the Borrower dated September 1, 1997 in the principal amount of $30,000,000 and is in no way intended to constitute a novation therefor.

                                            WINTRUST FINANCIAL CORPORATION

                                            By:  ______________________________
                                            Its: ______________________________

August 13, 1998
90995-1

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